UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 29, 2019, CVB Financial Corp. (the “Company”), the holding company for Citizens Business Bank, issued a press release announcing that, pursuant to the Company’s common stock repurchase program (the “Repurchase Program”), the Company’s Board of Directors has authorized the Company to enter into an amendment to the Company’s 2018 Rule 10b5-1 repurchase plan agreement which originally became effective on November 1, 2018 (the “2018 10b5-1 Plan”). Pursuant to the 2018 10b5-1 Plan, as amended by the July 29, 2019 amendment (together, the “2018 Amended 10b5-1 Plan”), the aggregate number of shares subject to repurchase by the Company, as compared to the 2018 10b5-1 Plan, has been increased from a maximum of 6,000,000 to 9,577,917 shares of the Company’s common stock, and such shares will be eligible for repurchase by the Company beginning on July 29, 2019 until the 2018 Amended 10b5-1 Plan expires on July 31, 2020, unless the aggregate authorized share repurchases are completed sooner or the 2018 Amended 10b5-1 Plan is otherwise extended or terminated.

The Company has repurchased 422,083 shares of its common stock since August 11, 2016, which was the effective date of the repurchase plan agreement which preceded the 2018 10b5-1 Plan. Accordingly, as of July 29, 2019, as noted above, 9,577,917 shares of the Company’s common stock remain available for repurchase under the Company’s Repurchase Program as amended by the 2018 Amended 10b5-1 Plan.

A copy of the press release is included as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 29, 2019.

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated July 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: July 29, 2019	By: /s/ E. Allen Nicholson
Executive Vice President and Chief Financial Officer